SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2013

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Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)

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Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387

(Address of principal executive offices) (Zip Code)

(574) 267-6144

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 9, 2013 the Company’s annual meeting of stockholders was held. At the meeting, the stockholders elected Blake W. Augsburger, Charles E. Niemier, Brian J. Smith, Bradley J. Toothaker and Ronald D. Truex each with terms expiring in 2014.  Continuing as directors until 2014 are Robert E. Bartels, Jr., Thomas A. Hiatt, Michael L. Kubacki, Steven D. Ross and M. Scott Welch.  Continuing as directors until 2015 are Daniel F. Evans, Jr., David M. Findlay and Emily E. Pichon.  The Company’s stockholders also approved the Company’s 2013 Equity Incentive Plan and an amendment to the Company’s Articles of Incorporation providing for a majority voting standard for the election of directors in uncontested elections.  Finally, the Company’s stockholders ratified the advisory vote on executive compensation and ratified the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2013.

The final results of voting on each of the matters submitted to a vote of security holders during the annual meeting are as follows:

Election of Directors:
	For	Withheld	Broker Non-votes
Blake W. Augsburger	12,197,510	72,131	2,183,627
Charles E. Niemier Brian J. Smith Bradley J. Toothaker Ronald D. Truex	11,933,176 12,125,920 12,177,887 12,095,960	336,465 133,721 91,754 173,681	2,183,627 2,183,627 2,183,627 2,183,627

Approval of 2013 Equity Incentive Plan:
			Broker
For	Against	Abstain	Non-votes
11,647,930	561,170	60,538	2,183,630

Approval of Amendment to the Company’s Amended and Restated Articles of Incorporation providing for a majority voting standard for the election of directors:
				Broker
	For	Against	Abstain	Non-votes
	12,216,415	19,003	34,220	2,183,630
Ratification of Advisory Proposal on Executive Compensation:
				Broker
	For	Against	Abstain	Non-votes
	11,786,854	371,246	111,538	2,183,631
Ratification of Independent Registered Public Accounting Firm:
				Broker
	For	Against	Abstain	Non-votes
Crowe Horwath LLP	14,176,405	252,722	24,141	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated:  April 10, 2013                                                                                                                                                                                                           By:  /s/David M. Findlay

                                                                                                                                             David M. Findlay
                                                                                                                                             President and Chief Financial Officer